UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT No. 1 To

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 27, 2005

PINNACLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	000-24784	94-3003809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 North Bernardo Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 526-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 27, 2005, to reclassify certain assets, liabilities and expenses from continuing operations to discontinued operations. The Condensed Consolidated Balance Sheet and Condensed Consolidated Statements of Operations included herein have been restated to reflect these reclassifications.

Item 2.02 Results of Operations and Financial Condition.

In the Condensed Consolidated Statements of Operations included in the press release of Pinnacle Systems, Inc. (the “Company”) furnished as Exhibit 99.1 to the original Form 8-K, the Company reported a reduction to a legal settlement of $3.1 million in continuing operations for the nine months ended March 31, 2005. In addition, for the nine months ended March 31, 2004, the Company recorded interest paid on an earnout settlement of $2.1 million in continuing operations. Subsequent to the filing of the original Form 8-K, the Company determined that both the reduction of the legal settlement in the nine months ended March 31, 2005 and the interest paid on the earnout settlement in the nine months ended March 31, 2004 related to the operations of the Company’s Team Sports division, the assets of which the Company sold on February 4, 2005. As a result, the Company has reclassified these amounts as discontinued operations, which is reflected on the restated Condensed Consolidated Statements of Operations for the nine months ended March 31, 2005 and 2004 filed as Exhibit 99.3 to this Form 8-K/A.

The Company has also reclassified $16.9 million in restricted cash to long-term assets of discontinued operations and $14.2 million of accrued and other liabilities to current liabilities of discontinued operations as of June 30, 2004, which is reflected in the restated Condensed Consolidated Balance Sheet filed as Exhibit 99.4 to this Form 8-K/A.

Item 8.01 Other Events.

On April 27, 2005, Pinnacle announced its financial results for the third quarter of fiscal 2005 ended March 31, 2005. The restated Condensed Consolidated Statements of Operations for the nine months ended March 31, 2005 and 2004 and the restated Condensed Consolidated Balance Sheet as of June 30, 2004 attached hereto as Exhibits 99.3 and 99.4, respectively, reflect the reclassification of certain assets, liabilities and expenses from continuing operations to discontinued operations.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description
99.1*	Press Release of Pinnacle Systems, Inc. dated April 27, 2005

99.2*	Financial Results for the Quarter ended March 31, 2005

99.3	Restated Condensed Consolidated Statements of Operations for the nine months ended March 31, 2005 and 2004

99.4	Restated Condensed Consolidated Balance Sheet as of June 30, 2004

*	Previously filed with the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE SYSTEMS, INC.

By:	/S/ SCOTT E. MARTIN
Name:	Scott E. Martin
Title:	Senior Vice President, Human Resources and Legal

Date: June 7, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release of Pinnacle Systems, Inc. dated April 27, 2005

99.2*	Financial Results for the Quarter ended March 31, 2005

99.3	Restated Condensed Consolidated Statements of Operations for the nine months ended March 31, 2005 and 2004

99.4	Restated Condensed Consolidated Balance Sheet as of June 30, 2004

*	Previously filed with the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2005.